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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 16, 2000

                           ARIAD PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                      0-21696                   22-3106987
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                                 (617) 494-0400





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ITEM 5. OTHER EVENTS.

     On October 16, 2000, the Registrant announced the initial results of in vivo studies on its small-molecule osteoporosis drug candidate which inhibited bone breakdown and stimulated new bone formation. Clinical trials of the Registrant's new osteoporosis product candidate are being planned for next year.

     The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated October 16, 2000, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial statements of business acquired. Not applicable.

     (b) Pro forma financial information. Not applicable.

     (c) Exhibits.

         99.1 The Registrant's Press Release dated October 16, 2000.


                                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             ARIAD PHARMACEUTICALS, INC.



                                             By: /s/ Jay R. LaMarche
                                                --------------------
                                                Jay R. LaMarche
                                                Executive Vice President and
                                                Chief Financial Officer


Date: October 16, 2000





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                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
-------    -----------

99.1       The Registrant's Press Release dated October 16, 2000.